THE INTERPUBLIC GROUP OF COMPANIES, INC.
         THE INTERPUBLIC NON-MANAGEMENT DIRECTORS' STOCK INCENTIVE PLAN
                                  ("the Plan")

                         FORM OF PLAN OPTION CERTIFICATE

          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE
          -------------------------------------------------------------

THIS IS TO CERTIFY that, on the date shown below, an Option was granted, subject to the Rules of the above-mentioned Plan, to the under-mentioned to subscribe at the Exercise Price stated below the number of shares of Common Stock of The Interpublic Group of Companies, Inc. specified below.

Grantee:  Name:

Date of Grant:

Number of shares of Common Stock subject to the Option:

Exercise Price per share:  $

Option Expiration Date:

The Option may not be exercised in any part until [3 years from date of grant]. Thereafter the Option shall be exercisable in its entirety.


                    THE INTERPUBLIC GROUP OF COMPANIES, INC.



                   By
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The foregoing grant of an Option Award
is hereby accepted on the terms
contained herein:



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           Grantee